August 9, 2006

Supplement to the

Quant Funds Ordinary and Institutional Shares Prospectus

Dated July 17, 2006

The following text replaces the corresponding sections of the prospectus. Please refer to the prospectus for the main text of the supplemented sections.

SUMMARY OF FEES AND EXPENSES

Shareholder Fees (fees paid directly from your investment)

Footnote 1 is replaced in its entirety with the following:

1

The deferred sales charge of 1% is not imposed on certain redemptions including redemptions of shares (i) held by certain contributory 401(k) plans, (ii) maintained through the National Securities Clearing Corporation (“NSCC”), (iii) held in omnibus accounts maintained by No Transaction Fee (“NTF”) programs of certain broker-dealers or (iv) clearing though certain financial intermediaries. See How To Redeem—Payment of Redemption Amount for more information.

HOW TO REDEEM - Payment of Redemption Amount

The fourth paragraph is replaced in its entirety with the following:

Deferred Sales Charge on Ordinary Shares. The deferred sales charge on Ordinary Shares is not imposed in the case of:

•	Involuntary redemptions imposed by the Fund
•	Redemptions of shares tendered for exchange
•	Redemptions of shares held by contributory plans qualified under Section 401(k) of the Internal Revenue Code
•	Redemptions of shares made by employees of the Manager or an affiliate
•	Redemptions of shares held in omnibus accounts maintained through NSCC pursuant to a written mutual fund program agreement
•

Redemptions of shares held in omnibus accounts maintained by no transaction fee (“NTF”) programs of certain financial intermediaries pursuant to a written agreement between the financial intermediaries and the Fund, the Manager and/or the Distributor

•	Redemptions of shares through certain clearing arrangements pursuant to a written agreement between the financial intermediary and the Fund, the Manager and/or the Distributor

1026-00-0806

©2006 U.S. Boston Capital Corporation

Distributor of the Quant Funds, Member NASD/SIPC